UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2014

Knowles Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36102 (Commission File Number)	90-1002689 (I.R.S. Employer Identification No.)

1151 Maplewood Drive, Itasca, IL		60143
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (630) 250-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 28, 2014, Knowles Corporation (i) issued the Press Release attached hereto as Exhibit 99.1 announcing its results of operations for the quarter ended March 31, 2014; and (ii) posted on its website at http://investor.knowles.com presentation slides attached hereto as Exhibit 99.2 for the quarter ended March 31, 2014.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this report:
Exhibit Number	Description
99.1	Press Release of Knowles Corporation dated April 28, 2014.
99.2	Presentation Slides posted on Knowles Corporation's website at http://investor.knowles.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOWLES CORPORATION

Date: April 28, 2014	By: /s/ Thomas G. Jackson
Thomas G. Jackson
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Knowles Corporation dated April 28, 2014.
99.2	Presentation Slides posted on Knowles Corporation's website at http://investor.knowles.com.